Dated: March 28, 2008
By: /s/ Bryan Calder
Title: President
I, Bryan Calder, certify that:
1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of J.P. MORGAN MORTGAGE TRUST 2007-A2 (the "Exchange Act periodic reports");
2. Based on my knowledge, the Exchange Act periodic reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act periodic reports;
4. I am responsible for reviewing the activities performed by the servicer(s) and based on my knowledge and the compliance review(s) conducted in preparing the servicer compliance statement(s) required in this report under Item 1123 of Regulation
AB, and except as disclosed in the Exchange Act periodic reports, the servicer(s) have fulfilled their obligations under the servicing agreement(s) in all material respects; and
5. All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.
Bryan Calder
Exhibit 31 : Sarbanes-Oxley Certification
(Senior Officer in Charge of the Servicing Function of the Master Servicer)
Name:
In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:
U.S. Bank National Association
Chase Home Finance LLC, as Servicer
Countrywide Home Loans Servicing LP, as Servicer
JP Morgan Chase Bank, N.A., as Servicer and Custodian
PHH Mortgage Corporation, as Servicer
The Bank of New York, as Custodian